EXHIBIT 10.3

EXECUTION VERSION
AMENDMENT NO. 2, dated as of February 27, 2015 (this “Amendment”), to the Credit Agreement, dated as of March 14, 2013, as amended by the Amendment Agreement, dated as of February 5, 2014 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among ASHLAND INC., a Kentucky corporation (the “Borrower”), THE BANK OF NOVA SCOTIA, as administrative agent (the “Administrative Agent”), each Lender from time to time party thereto and the other agents and arrangers party thereto. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

WHEREAS, Section 10.01 of the Credit Agreement provides that the Credit Agreement and any other Loan Documents may be amended or waived to effect certain changes thereto with the written consent of the Required Lenders and the acknowledgment of the Administrative Agent;

WHEREAS, the Borrower desires to amend and waive, and the Borrower has requested that the Required Lenders and the Administrative Agent agree to amend and waive, the Credit Agreement on the terms set forth herein;

WHEREAS, the Lenders signatory hereto, constituting the Required Lenders, and the Administrative Agent are willing to agree to the amendments and waivers of the Credit Agreement described herein subject to the terms and conditions contained herein;

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1.    Amendments. Subject to the satisfaction of the conditions set forth in Section 2 hereof, upon the Effective Date (as defined below), the Required Lenders consent to the following amendments to the Credit Agreement and to a waiver of any Default or Event of Default under the Credit Agreement from the Closing Date to the Effective Date arising solely out of failure to deliver consolidating financial statements of the Borrower and its Subsidiaries or inaccuracy of representations and warranties regarding consolidating financial statements of the Borrower and its Subsidiaries (or, in each case, any failure to give notice thereof):

(a)Section 5.05(b) of the Credit Agreement is hereby amended by (i) deleting the reference to “unaudited consolidated and consolidating balance sheets of the Borrower” in the first line of such Section, and replacing it with “unaudited consolidated balance sheet of the Borrower”, and (ii) deleting the reference to “and consolidating” in the second line of such Section.

(b)Section 6.01 is hereby amended by (i) deleting the references to “and consolidating” in each instance in clauses (a) and (b) of such Section, (ii) deleting the phrase “, and such consolidating statements to be certified by the chief executive officer, chief financial officer, treasurer or controller of the Borrower to the effect that such statements are fairly stated in all material respects when considered in relation to the consolidated financial statements of the Borrower and its Subsidiaries” in clause (a) of such Section, and (iii) deleting the phrase “and such consolidating statements to be certified by the chief executive officer, chief financial officer, treasurer or controller of the Borrower to the effect that such statements are fairly stated in all material respects when considered in relation to the consolidated financial statements of the Borrower and its Subsidiaries” in clause (b) of such Section.

(c)Section 6.02 is hereby amended by deleting the first sentence of the paragraph that appears immediately following clause (i) of such Section, and replacing it with the following:

“Documents required to be delivered pursuant to Section 6.01(a) or (b) or Section 6.02(d) (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and, if so delivered, shall be deemed to have been delivered on the date (i) on which the Borrower posts such documents, or provides a link thereto on the Borrower’s website on the Internet at the website address, http://www.ashland.com/, or (ii) on which such documents are posted on the Borrower’s behalf on an Internet or intranet website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent); provided that the Borrower shall deliver paper copies of such documents to the Administrative Agent or any Lender that makes a written request to the Borrower to deliver such paper copies until a written request to cease delivering paper copies is given by the Administrative Agent or such Lender.”

(d)The Compliance Certificate (Exhibit C to the Credit Agreement) is hereby amended in its entirety and replaced with the form attached hereto as Annex A (for the avoidance of doubt, all of the other Exhibits to the Credit Agreement shall be in the same form as those delivered on the Closing Date).

(e)Solely with respect to the delivery of a Compliance Certificate pursuant to Section 6.02(b) in connection with the delivery of financial statements for the fiscal quarter ended December 31, 2014, the time period for such delivery of such Compliance Certificate is extended to not later than 30 Business Days after the delivery of such financial statements, and the Required Lenders waive any Default arising out of any failure to deliver such Compliance Certificate for such fiscal quarter prior to such date.

Section 2.    Conditions to Effectiveness. This Amendment shall become effective as of the first date (the “Effective Date”) on which the following conditions have been satisfied:

(a)the Administrative Agent (or its counsel) shall have received from the Required Lenders and the Borrower either (i) a counterpart of this Amendment signed on behalf of such Person or (ii) written evidence satisfactory to the Administrative Agent (which may include facsimile or .pdf transmission of a signed signature page of this Amendment) that such Person has signed a counterpart of this Amendment;

(b)the Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower certifying that, immediately after giving effect to this Amendment, (i) no Default or Event of Default shall have occurred and be continuing and (ii) the representations and warranties in Section 3 of this Amendment are true and correct in all material respects on and as of the date hereof; and

(c)the Borrower shall have paid to the Administrative Agent all reasonable and invoiced out-of-pocket costs and expenses of the Administrative Agent (including, without limitation, the fees, charges and disbursements of Cahill Gordon & Reindel LLP, counsel for the Administrative

Agent) incurred in connection with this Amendment.

Section 3.    Representations and Warranties. In order to induce the Lenders party hereto to enter into this Amendment, the Borrower hereby represents and warrants to the Administrative Agent and each Lender as follows:

(a)This Amendment has been duly authorized, executed and delivered by the Borrower and constitutes the legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;

(b)On and as of the date hereof (immediately after giving effect to this Amendment), each of the representations and warranties made by the Borrower contained in Article V of the Credit Agreement and each other Loan Document are true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) as of such earlier date, and except that for purposes of this clause (b), the representations and warranties contained in Sections 5.05(a) and (b) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Sections 6.01(a) and (b) of the Credit Agreement, respectively; and

(c)Immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

Section 4.    Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

Section 5.    Loan Document. This Amendment shall constitute a Loan Document for all purposes under the Credit Agreement.

Section 6.    Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Section 7.    Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 8.    Effect of Amendment. Except as expressly set forth herein, this Amendment (i) shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or the L/C Issuers, in each case under the Credit Agreement or any other Loan Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of either such agreement or any other Loan Document. Each and every term, condition, obligation, covenant and agreement contained in the Credit Agreement or any other Loan Document (for avoidance of doubt, in each case, as altered, modified or amended as expressly set forth herein) is hereby ratified and reaffirmed in all respects and shall continue in full force and effect.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

ASHLAND, INC., as Borrower

By:	/s/ Eric N. Boni
Name:	Eric N. Boni
Title:	Vice President and Treasurer

[Amendment No. 2 Signature Page]

THE BANK OF NOVA SCOTIA, as
Administrative Agent, Swing Line Lender
and L/C Issuer

By:	/s/ Clement Yu
Name:	Clement Yu
Title:	Associate Director

By:	/s/ Syed Ali
Name:	Syed Ali
Title:	Analyst

[Amendment No. 2 Signature Page]

Citibank, N.A.,
as a Lender

	By:	/s/ David Jaffe
	Name:	David Jaffe
	Title:	Vice President

For any institution requiring
a second signatory:
By:
Name:
Title:

[Amendment No. 2 Signature Page]

THE BANK OF NOVA SCOTIA,
as a Lender

By:	/s/ Michael Grad
Name:	Michael Grad
Title:	Director

[Amendment No. 2 Signature Page]

BANK OF AMERICA, N.A.,
as a Lender

By:	/s/ Christopher DiBiase
Name:	Christopher DiBiase
Title:	Director

[Amendment No. 2 Signature Page]

Deutsche Bank Trust Company Americas,
as a Lender

	By:	/s/ Marcus M. Tarkington
	Name:	Marcus M. Tarkington
	Title:	Director

For any institution requiring
a second signatory:
	By:	/s/ Michael Winters
	Name:	Michael Winters
	Title:	Vice President

[Amendment No. 2 Signature Page]

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

	By:	/s/ Jeffrey P. Fisher
	Name:	Jeffrey P. Fisher
	Title:	Vice President

For any institution requiring
a second signatory:
By:
Name:
Title:

[Amendment No. 2 Signature Page]

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
as a Lender

By:	/s/ Mark Campbell
Name:	Mark Campbell
Title:	Authorized Signatory

[Amendment No. 2 Signature Page]

Compass Bank,
as a Lender

By:	/s/ Michael Dixon
Name:	Michael Dixon
Title:	Senior Vice President

[Amendment No. 2 Signature Page]

CRÉDIT AGRICOLE CORPORATE
AND INVESTMENT BANK,
as a Lender

By:	/s/ Blake Wright
Name:	Blake Wright
Title:	Managing Director

By:	/s/ James Austin
Name:	James Austin
Title:	Vice President

[Amendment No. 2 Signature Page]

Fifth Third Bank,
as a Lender

	By:	/s/ Megan S. Szewc
	Name:	Megan S. Szewc
	Title:	Vice President

For any institution requiring
a second signatory:
By:
Name:
Title:

[Amendment No. 2 Signature Page]

HSBC Bank USA, N.A., as a Lender

By:	/s/ Joseph D. Donovan
Name:	Joseph D. Donovan
Title:	Vice President

[Amendment No. 2 Signature Page]

JPMORGAN CHASE BANK, N.A.
as a Lender

By:	/s/ Olivier Lopez
Name:	Olivier Lopez
Title:	Vice President

[Amendment No. 2 Signature Page]

Mizuho Bank, Ltd., as a Lender

By:	/s/ Donna DeMagistris
Name:	Donna DeMagistris
Title:	Authorized Signatory

[Amendment No. 2 Signature Page]

Royal Bank of Scotland, plc
as a Lender

By:	/s/ Tracy Rahn
Name:	Tracy Rahn
Title:	Director

[Amendment No. 2 Signature Page]

Sumitomo Mitsui Banking Corporation,
as a Lender

By:	/s/ Shuji Yabe
Name:	Shuji Yabe
Title:	Managing Director

[Amendment No. 2 Signature Page]

SunTrust Bank, as a Lender

By:	/s/ Henry J. Spark
Name:	Henry J. Spark
Title:	Vice President

[Amendment No. 2 Signature Page]

U.S. BANK, NATIONAL ASSOCIATION
as a Lender

	By:	/s/ Steven Dixon
	Name:	Steven Dixon
	Title:	Vice President

For any institution requiring
a second signatory:
By:
Name:
Title:

[Amendment No. 2 Signature Page]

WELLS FARGO BANK, NATIONAL
ASSOCIATION
as a Lender

	By:	/s/ Andrew Payne
	Name:	Andrew Payne
	Title:	Director

For any institution requiring
a second signatory:
By:
Name:
Title:

[Amendment No. 2 Signature Page]

THE BANK OF NEW YORK MELLON,
as a Lender

	By:	/s/ William M. Feathers
	Name:	William M. Feathers
	Title:	Vice President

For any institution requiring
a second signatory:
By:
Name:
Title:

[Amendment No. 2 Signature Page]

Bayerische Landesbank, New York Branch,
as a Lender

	By:	/s/ Elke Videgain
	Name:	Elke Videgain
	Title:	Vice President

For any institution requiring
a second signatory:
	By:	/s/ Matthew DeCarlo
	Name:	Matthew DeCarlo
	Title:	Senior Director

[Amendment No. 2 Signature Page]

GOLDMAN SACHS BANK USA,
as a Lender

	By:	/s/ Jamie Minieri
	Name:	Jamie Minieri
	Title:	Authorized Signatory

For any institution requiring
a second signatory:
By:
Name:
Title:

[Amendment No. 2 Signature Page]

ING Bank N.V., Dublin Branch,
as a Lender

By:	/s/ Pádraig Matthews
Name:	Pádraig Matthews
Title:	Vice President

By:	/s/ Sean Hassett
Name:	Sean Hassett
Title:	Director

[Amendment No. 2 Signature Page]

THE NORTHERN TRUST COMPANY,
as a Lender

By:	/s/ John Dilegge
Name:	John Dilegge
Title:	Vice President

[Amendment No. 2 Signature Page]

TD BANK, N.A., as a Lender

By:	/s/ Michele Dragonetti
Name:	Michele Dragonetti
Title:	Senior Vice President

[Amendment No. 2 Signature Page]

Annex A

FORM OF COMPLIANCE CERTIFICATE

[See Attached].

FORM OF COMPLIANCE CERTIFICATE

Financial Statement Date:     ,

To:    The Bank of Nova Scotia, as Administrative Agent

Ladies and Gentlemen:

Reference is made to that certain Credit Agreement, dated as of March 14, 2013, as amended by the Amendment Agreement, dated as of February 5, 2014, and as further amended by Amendment No. 2, dated February 27, 2015 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement”; the terms defined therein being used herein as therein defined), among Ashland Inc., a Kentucky corporation (the “Borrower”), the Lenders from time to time party thereto, The Bank of Nova Scotia, as Administrative Agent, Swing Line Lender and an L/C Issuer, Citibank, N.A., as Syndication Agent, and Bank of America, N.A., Deutsche Bank Securities Inc. and PNC Bank, National Association, as Co-Documentation Agents.
The undersigned Responsible Officer1 hereby certifies as of the date hereof that he/she is the of the Borrower and that, as such, he/she is authorized to execute and deliver this Compliance Certificate to the Administrative Agent on the behalf of the Borrower, and that:

[Use following paragraph 1 for fiscal year-end financial statements]

1. The Borrower has delivered as required by Section 6.01(a) of the Agreement for the fiscal year of the Borrower ended as of the above date, together with the report and opinion of an independent certified public accountant required by such section, the consolidated balance sheet of the Borrower and its Subsidiaries, and the related consolidated statements of income or operations, changes in shareholders’ equity, and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and prepared in accordance with GAAP.

[Use following paragraph 1 for fiscal quarter-end financial statements]

1.The Borrower has delivered as required by Section 6.01(b) of the Agreement for the fiscal quarter of the Borrower ended as of the above date the consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such fiscal quarter, and the related consolidated statements of income or operations, changes in shareholders’ equity, and cash flows for such fiscal quarter and for the portion of the Borrower’s fiscal year then ended, setting forth in each case in comparative form the figures for the corresponding fiscal quarter of the previous fiscal year and the corresponding portion of the previous fiscal year, all in reasonable detail. Such consolidated statements fairly present the financial condition, results of operations, shareholders’ equity and cash flows of the Borrower and its Subsidiaries in accordance with GAAP, subject only to normal year-end audit adjustments and the absence of footnotes.

2.The undersigned has reviewed and is familiar with the terms of the Agreement and has made, or has caused to be made under his/her supervision, a detailed review of the transactions and condition (financial or otherwise) of the Borrower during the accounting period covered by such financial statements.

1	This certificate should be from the chief executive officer, chief financial officer, treasurer or controller of the Borrower.

Form of Compliance Certificate

3.A review of the activities of the Borrower during such fiscal period has been made under the supervision of the undersigned with a view to determining whether during such fiscal period the Borrower performed and observed all its Obligations under the Loan Documents, and

[select one:]

[to the knowledge of the undersigned, during such fiscal period the Borrower performed and observed each covenant and condition of the Loan Documents applicable to it, and no Default has occurred and is continuing.]

--or--

[to the knowledge of the undersigned, the following covenants or conditions have not been performed or observed and the following is a list of each such Default and its nature and status:]

4.The representations and warranties of the Borrower contained in Article V of the Agreement and all representations and warranties of the Borrower that are contained in any document furnished at any time under or in connection with the Loan Documents, are true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” are true and correct in all respects) on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (or true and correct in all respects, as the case may be) as of such earlier date, and except that for purposes of this Compliance Certificate, the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Agreement, including the statements in connection with which this Compliance Certificate is delivered.

5.The financial covenant analyses and other information set forth on Schedule 1, Schedule 2 and Schedule 3 attached hereto are true and accurate on and as of the date of this Compliance Certificate.

[Remainder of page intentionally left blank].

Form of Compliance Certificate

IN WITNESS WHEREOF, the undersigned has executed this Compliance Certificate as
of     ,     .

ASHLAND, INC.

By:
Name:
Title:

Form of Compliance Certificate

For the Quarter/Year ended , .

(“Statement Date”)

SCHEDULE 1
to the Compliance Certificate
($ in 000’s)

I.	Section 7.11(a) - Consolidated Leverage Ratio.

A.	Consolidated Indebtedness at the Statement Date2:

1.
the outstanding principal amount of all obligations (as calculated under GAAP), whether current or long-term, for borrowed money (including Obligations in respect of the Loans under the Agreement), reimbursement obligations for amounts drawn under letters of credit and all obligations evidenced by bonds, debentures, notes, loan agreements or other similar instruments:
$

	2.	all purchase money Indebtedness:	$

	3.	all direct (but, for the avoidance of doubt, not contingent) obligations arising under bankers’ acceptances and bank guaranties:	$

4.
all obligations in respect of the deferred purchase price of property or services (other than (i) trade accounts payable in the ordinary course of business, (ii) any earn-out or similar obligation that is a contingent obligation or that is not reasonably determinable as of the applicable date of determination and (iii) any earn-out or similar obligation that is not a contingent obligation and that is reasonably determinable as of the applicable date of determination to the extent that (A) such Person is indemnified for the payment thereof by a solvent Person reasonably acceptable to the Administrative Agent or (B) amounts to be applied to the payment therefor are in escrow):

$

2
Consolidated Indebtedness shall (i) be calculated on a Pro Forma Basis unless otherwise specified, (ii) not include Defeased Debt and (iii) include all outstandings of the Borrower and its Subsidiaries under any Permitted Receivables Facility (but excluding the intercompany obligations owed by a Special Purpose Finance Subsidiary to the Borrower or any other Subsidiary in connection therewith). The principal amount outstanding at any time of any Indebtedness issued with original issue discount shall be the principal amount of such Indebtedness less the remaining unamortized portion of the original issue discount of such Indebtedness at such time as determined in conformity with GAAP, but such Indebtedness shall be deemed incurred only as of the date of original issuance thereof.

Form of Compliance Certificate

	5.	all attributable Indebtedness:		$

	6.	without duplication, all Guarantees with respect to outstanding Indebtedness of the types specified in Lines I.A.1 through I.A.5 above of Persons other than the Borrower or any Subsidiary:		$

7.
all Indebtedness of the types referred to in Lines I.A.1 through I.A.6 above of any partnership or joint venture (other than a joint venture that is itself a corporation, limited liability company or other entity the obligations of which are not, by operation of law, the joint or several obligations of the holders of its Equity Interests) in which the Borrower or a Subsidiary is a general partner or joint venturer, unless such Indebtedness is expressly made non-recourse to the Borrower or such Subsidiary:

$

	8.	Consolidated Indebtedness at the Statement Date (Lines I.A.1 + I.A.2 + I.A.3 + I.A.4 + I.A.5 + I.A.6 + I.A.7):		$

B.	Consolidated EBITDA for the Measurement Period ending on the Statement Date ("Subject Period")3:

	1.	Consolidated Net Income for the Subject Period:

		a.	the net income (loss) of the Borrower and its Subsidiaries on a consolidated basis:	$

		b.	extraordinary gains (extraordinary losses) for such Subject Period:	$

c.
the net income of any Subsidiary during such Subject Period to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary of such income is not permitted by operation of the terms of its Organization Documents or any agreement, instrument or Law applicable to such Subsidiary (unless such restrictions on dividends or similar distributions have been legally and effectively waived), other than to the extent of the Borrower’s equity in any net loss of any such Subsidiary:

$

3    Consolidated EBITDA shall be calculated on a Pro Forma Basis unless otherwise specified.

Form of Compliance Certificate

	d.	any income (loss) for such Subject Period of any Person if such Person is not a Subsidiary:	$

e.
the Borrower’s equity in the net income of any such Person referred to in Line I.B.1.d for such Subject Period up to the aggregate amount of cash actually distributed by such Person during such Subject Period to the Borrower or a Subsidiary as a dividend or other distribution (and in the case of a dividend or other distribution to a Subsidiary, such Subsidiary is not precluded from further distributing such amount to the Borrower as described in Line I.B.1.c):

$

	f.	any gain (loss) realized as a result of the cumulative effect of a change in accounting principles:	$

	g.	any gain (loss) attributable to any foreign currency hedging arrangements or currency fluctuations:	$

h.
extinguishment charges relating to the early extinguishment of Indebtedness and obligations under Swap Contracts and extinguishment charges relating to upfront fees and original issue discount on Indebtedness:

$

	i.	any pension or other post-retirement gain (expense) for such Subject Period:	$

	j.	the amount of any cash payments made during such Subject Period relating to pension and other post-retirement costs:	$

	k.	tax impact of lines I.B.1.b through I.B.1.j	$

	l.	Consolidated Net Income for the Subject Period Lines I.B.1.a - I.B.1.b - I.B.1.c - I.B.1.d + I.B.1.e - I.B.1.f - I.B.1.g + I.B.1.h - I.B.1.i - I.B.1.j + I.B.1.k:	$

To the extent not included in Consolidated Net Income for the Subject Period:

2.	proceeds of business interruption insurance received during the Subject Period:		$

To the extent deducted in calculating Consolidated Net Income for the Subject Period, but without duplication and in each case for the Subject Period:

Form of Compliance Certificate

3.	Consolidated Interest Charges:	$

4.	the provision for Federal, state, local and foreign income taxes payable:	$

5.	depreciation and amortization expense:	$

6.	asset impairment charges:	$

7.	expenses reimbursed by third parties (including through insurance and indemnity payments):	$

8.
fees and expenses incurred in connection with the Transactions, any Permitted Receivables Facility, any proposed or actual issuance of any Indebtedness or Equity Interests (including upfront fees and original issue discount), or any proposed or actual acquisitions, investments, asset sales or divestitures permitted under the Agreement, in each case that are expensed:

$

9.	non-cash restructuring and integration charges and cash restructuring and integration charges[4]:	$

10.	non-cash stock expense and non-cash equity compensation expense:	$

11.
other expenses or losses, including purchase accounting entries such as the inventory adjustment to fair value, reducing such Consolidated Net Income which do not represent a cash item in such period or any future period:

$

12.	expenses or losses in respect of discontinued operations of Borrower or any of its Subsidiaries:	$

13.	any unrealized losses attributable to the application of “mark to market” accounting in respect of Swap Contracts:	$

14.	with respect to any Disposition for which pro forma effect is required to be given pursuant to the definition of Pro Forma Basis, any loss thereon:	$

4    In the case of cash restructuring and integration charges, not to exceed $100,000,000 in any twelve-month period.

Form of Compliance Certificate

To the extent included in calculating Consolidated Net Income for the Subject Period, but without duplication and in each case for the Subject Period:

15.	Federal, state, local and foreign income tax credits:	$

16.	all non-cash gains or other items increasing Consolidated Net Income:	$

17.	gains in respect of discontinued operations of the Borrower or any of its Subsidiaries:

18.	any unrealized gains for such period attributable to the application of “mark to market” accounting in respect of Swap Contracts:	$

19.	with respect to any Disposition for which pro forma effect is required to be given pursuant to the definition of Pro Forma Basis, any gain thereon:	$

20.
Consolidated EBITDA for the Subject Period (Lines I.B.1.l + I.B.2 + I.B.3 + I.B.4 + I.B.5 + I.B.6 + I.B.7 + I.B.8 + I.B.9 + I.B.10 + I.B.11 + I.B.12 + I.B.13 + I.B.14 - I.B.15 - I.B.16 - I.B.17 - I.B.18 - I.B.19):
$

C.	Consolidated Leverage Ratio as of the Statement Date:

	1.	Consolidated Indebtedness at the Statement Date (Line I.A.8):	$

	2.	the amount of the Borrower’s and its Subsidiaries’ unrestricted cash and Cash Equivalents as of such date that are or would be included on a balance sheet of the Borrower and its Subsidiaries:	$

	3.	Consolidated EBITDA for the Subject Period (Line I.B.20):	$

	4.	Consolidated Leverage Ratio as of the Statement Date ((Line I.C.1 - I.C.2) ÷ Line I.C.3):	:1.00

Maximum Permitted Consolidated Leverage Ratio:			3.25:1.00

II.	Section 7.11(b) - Consolidated Interest Coverage Ratio.

Form of Compliance Certificate

A.	Consolidated EBITDA for the Subject Period (Line I.B.20):		$

B.	Consolidated Interest Charges for the Subject Period, without duplication:

1.
all interest, premium payments, debt discount, fees, charges and related expenses in connection with borrowed money (including capitalized interest) or in connection with the deferred purchase price of assets, in each case to the extent treated as interest in accordance with GAAP:
$

	2.	cash payments made in respect of obligations referred to in Line II.B.6 below:	$

3.
the portion of rent expense under Capitalized Leases that is treated as interest in accordance with GAAP, in each case, of or by the Borrower and its Subsidiaries on a consolidated basis for such Subject Period:
$

	4.	all interest, premium payments, debt discount, fees, charges and related expenses in connection with the Permitted Receivables Facility:	$

To the extent included in such consolidated interest expense for such Subject Period, without duplication:

	5.	extinguishment charges relating to the early extinguishment of Indebtedness or obligations under Swap Contracts:	$

	6.	noncash amounts attributable to the amortization of debt discounts or accrued interest payable in kind:	$

Form of Compliance Certificate

	7.	Noncash amounts attributable to amortization or write-off of capitalized interest or other financing costs paid in a previous period:	$

	8.	interest income treated as such in accordance with GAAP:	$

	9.	fees and expenses, original issue discount and upfront fees, in each case of or by the Borrower and its Subsidiaries on a consolidated basis for such Subject Period:	$

	10.	Consolidated Interest Charges for the Subject Period, the excess, without duplication of (Lines II.B.1 + II.B.2 + II.B.3 + II.B.4) - (Lines II.B.5 + II.B.6 + II.B.7 + II.B.8 + II.B.9):	$

C.	Consolidated Interest Coverage Ratio at the Statement Date (Line II.A) ÷ Line II.B.10):		:1.00

	Minimum Consolidated Interest Coverage Ratio Required:		3.00:1.00

Form of Compliance Certificate

For the Quarter/Year ended
(“Statement Date”)
SCHEDULE 2
to the Compliance Certificate
($ in 000’s)

Consolidated EBITDA
(in accordance with the definition of Consolidated EBITDA as set forth in the Agreement)

	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended	Twelve Months Ended
the net income (loss) of the Borrower and its Subsidiaries on a consolidated basis
- extraordinary gains (extraordinary losses) for such Subject Period
 - the net income of any Subsidiary during such Subject Period to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary of such income is not permitted by operation of the terms of its Organization Documents or any agreement, instrument or Law applicable to such Subsidiary (unless such restrictions on dividends or similar distributions have been) legally and effectively waived), other than to the extent of the Borrower’s equity in any net loss of any such Subsidiary

Form of Compliance Certificate

	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended	Twelve Months Ended
- any income (loss) for such Subject Period of any Person if such Person is not a Subsidiary
 + the Borrower’s equity in the net income of any Person referred to in the immediately preceding row for such Subject Period up to the aggregate amount of cash actually distributed by such Person during such Subject Period to the Borrower or a Subsidiary as a dividend or other distribution (and in the case of a dividend or other distribution to a Subsidiary, such Subsidiary is not precluded from further distributing such amount to the Borrower as described in the third row of this Schedule 2)

- any gain (loss) realized as a result of the cumulative effect of a change in accounting principles

Form of Compliance Certificate

	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended	Twelve Months Ended
- any gain (loss) attributable to any foreign currency hedging arrangements or currency fluctuations
 + extinguishment charges relating to the early extinguishment of Indebtedness and obligations under Swap Contracts and extinguishment charges relating to upfront fees and original issue discount on Indebtedness

- any pension or other post-retirement gain (expense) for such Subject Period
- the amount of any cash payments made during such Subject Period relating to pension and other post-retirement costs
+ tax impact of adjustments to net income
= Consolidated Net Income

Form of Compliance Certificate

	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended	Twelve Months Ended
+ proceeds of business interruption insurance, to the extent not included in Consolidated Net Income
+ Consolidated Interest Charges
+ provision for Federal, state, local and foreign income taxes payable
+ depreciation expense
+ amortization expense
+ asset impairment charges
+ expenses reimbursed by third parties (including through insurance and indemnity payments)

Form of Compliance Certificate

	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended	Twelve Months Ended
+ fees and expenses incurred in connection with the Transactions, any Permitted Receivables Facility, any proposed or actual issuance of any Indebtedness or Equity Interests (including upfront fees and original issue discount), or any proposed or actual acquisitions, investments, asset sales or divestitures permitted hereunder, in each case that are expensed

+ non-cash restructuring and integration charges and cash restructuring and integration charges[5]
+ non-cash stock expense and non-cash equity compensation expense
+ other expenses or losses, including purchase accounting entries such as inventory adjustment to fair value, reducing such Consolidated Net Income which do not represent a cash item

5	In the case of cash restructuring and integration charges, not to exceed $100,000,000 in any twelve-month period.

Form of Compliance Certificate

	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended	Twelve Months Ended
+ expenses or losses in respect of discontinued operations of the Borrower or any of its Subsidiaries
+ any unrealized losses attributable to the application of “mark to market” accounting in respect of Swap Contracts
+ with respect to any Disposition for which pro forma effect is required to be given pursuant to the definition of Pro Forma Basis, any loss thereon
- Federal, state, local and foreign income tax credits
- all non-cash gains or other items increasing Consolidated Net Income
- gains in respect of discontinued operations of the Borrower or any of its Subsidiaries

Form of Compliance Certificate

- any unrealized gains for such period attributable to the application of “mark to market” accounting in respect of Swap Contracts
- with respect to any Disposition for which pro forma effect is required to be given pursuant to the definition of Pro Forma Basis, any gain thereon
= Consolidated EBITDA

Form of Compliance Certificate

For the Quarter/Year ended , .

(“Statement Date”)

SCHEDULE 3
to the Compliance Certificate
($ in 000’s)

I.    Sections 7.03(k) and/or 7.06(g) - Available Amount.

A.
50% of the Consolidated Net Income for all fiscal quarters of the Borrower for which Consolidated Net Income is positive and that have ended on or after September 30, 2011 and prior to such date for which financial statements shall have been delivered to the Administrative Agent pursuant to Section 6.01(a) or 6.01(b) of the Agreement (treated as one continuous accounting period):

$

B.
100% of the Consolidated Net Income for all fiscal quarters of the Borrower for which Consolidated Net Income is negative and that have ended on or after September 30, 2011 and prior to such date for which financial statements shall have been delivered to the Administrative Agent pursuant to Section 6.01(a) or 6.01(b) of the Agreement (treated as one continuous accounting period):

$

C.
the net cash proceeds from the issuance of common stock of the Borrower after August 23, 2011, other than any such issuance to a Subsidiary, to an employee stock ownership plan or to a trust established by the Borrower or any of its Subsidiaries for the benefit of their employees:

$

D.	without duplication, the sum of the portion of the Available Amount previously utilized pursuant to Section 7.03(k) and/or 7.06(g) of the Agreement:	$

E.
without duplication, the sum of the portion of the Available Amount (as defined in the Existing Credit Agreement) previously utilized pursuant to Section 7.03(k), 7.06(g) and/or 7.14(e) of the Existing Credit Agreement:

$

F.	Available Amount at the Statement Date Lines I.A - I.B + Line I.C - Line I.D - Line I.E:	$

Form of Compliance Certificate